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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          SERIES 1995-C
               CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:              $  2,044,665,320.00
Beginning of the Month Finance Charge Receivables:         $     59,228,242.58
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,103,893,562.58


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,042,198,580.75
End of the Month Finance Charge Receivables:               $     63,401,053.43
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,105,599,634.18


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,802,000,000.00
End of the Month Transferor Amount                         $    240,198,580.75
End of the Month Transferor Percentage                                 11.76%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES


   30-59 Days Delinquent                                   $     42,599,170.49
   60-89 Days Delinquent                                   $     26,394,538.42
   90+ Days Delinquent                                     $     48,816,350.36


   Total 30+ Days Delinquent                               $    117,810,059.27
   Delinquent Percentage                                                5.60%

Defaulted Accounts During the Month                        $     16,067,993.77
Annualized Default Percentage                                           9.43%

Principal Collections                                           195,676,113.57
Principal Payment Rate                                                  9.57%

Total Payment Rate                                                     10.96%




INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 322,000,000.00
   Class B Initial Invested Amount        $  28,000,000.00

INITIAL INVESTED AMOUNT                                    $    350,000,000.00

   Class A Invested Amount                $ 368,000,000.00
   Class B Invested Amount                $  32,000,000.00

INVESTED AMOUNT                                            $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                        19.56%
PRINCIPAL ALLOCATION PERCENTAGE                                       19.56%


MONTHLY SERVICING FEE                                      $        666,666.66

INVESTOR DEFAULT AMOUNT                                    $      3,142,899.59


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections     $   6,742,295.62
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,742,295.62


   Class A Monthly Interest               $   1,873,554.85
   Class A Servicing Fee                  $     613,333.33
   Class A Investor Default Amount        $   2,891,467.61

TOTAL CLASS A EXCESS SPREAD                                $      1,363,939.83


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections     $     586,286.56
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        586,286.56


   Class B Monthly Interest               $     166,362.26
   Class B Servicing Fee                  $      53,333.33


TOTAL CLASS B EXCESS SPREAD                                $        366,590.97



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,730,530.80


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B                        $        251,431.97
   Interest, Servicing Fee and Default
   Amount

   Excess Spread Applied to Reductions of                  $              0.00
   Class B Invested Amount

   Excess Spread Applied to Monthly Cash                   $         26,177.78
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $      1,452,921.05


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      5,730,710.63


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $
 0.00
SERIES 1995-C

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Interest, Servicing Fee and Default Amounts

   Excess Finance Charge Collections Applied to            $              0.00
   Reductions of Class B Invested Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00


  Cash Collateral Account



   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

   Base Rate (Current Month)                          7.92%
   Base Rate (Prior Month)                            7.95%
   Base Rate (Two Months Ago)                         7.96%

THREE MONTH AVERAGE BASE RATE                                        7.94%

   Portfolio Yield (Current Month)                   12.56%
   Portfolio Yield (Prior Month)                     13.62%
   Portfolio Yield (Two Months Ago)                  11.19%

THREE MONTH AVERAGE PORTFOLIO YIELD                                12.46%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                          92.00%

   Class A Principal Collections          $  35,212,307.98

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $   3,061,939.81

TOTAL PRINCIPAL COLLECTIONS                                $     38,274,247.79

REALLOCATED PRINCIPAL COLLECTIONS                          $
                                                           $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $    0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DEPOSIT AMOUNT                                  $              0.00


CLASS B SCHEDULED AMORTIZATION --

   Controlled Accumulation Amount         $           0.00
   Deficit Controlled Accumulation Amount             0.00

CONTROLLED DEPOSIT AMOUNT                                  $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $ 38,274,247.79
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  52,000,000.00
   Available Cash Collateral Amount       $  52,000,000.00



TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                         Mark A. Holles
                                         Vice President